Exhibit 10.5


                             AMENDMENT NO. 1 TO
                   EMPLOYMENT AND SEVERANCE BENEFITS AGREEMENT

         AMENDMENT NO. 1 (the "Amendment"), dated as of December 2, 1998, to the Employment and Severance Benefits Agreement (the "Agreement"), dated as of April 28, 1996, between RICHFOOD HOLDINGS, INC., a Virginia corporation (the "Company"), and JOHN E. STOKELY (the "Employee").

         WHEREAS, the Company and the Employee are parties to the Agreement which provides, among other things, for a severance benefit to be payable to the Employee under certain circumstances described therein; and

         WHEREAS, it is the intention of the Executive Compensation Committee (the "Committee") of the Board of Directors of the Company to review such severance benefit from time to time in light of the Employee's then-current annual base salary.

         NOW, THEREFORE, in consideration of the premises, the parties hereto have agreed as follows:

         1. Amendment. In recognition of the increase in the Employee's annual base salary since the date of the Agreement, the first sentence of Section 8 of the Agreement is hereby amended to delete the reference to "Four Hundred Thousand Dollars ($400,000)" and replace such reference with "Five Hundred
Thousand Dollars ($500,000)." Except as specifically amended hereby, the Agreement remains in full force and effect in accordance with its terms.

         2. Miscellaneous. This Amendment constitutes the entire agreement, and supersedes all prior agreements and understandings, between the parties with respect to the subject matter hereof. No agreements or representations, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Amendment. The validity, interpretation, construction and performance of this Amendment shall be governed by the laws of the Commonwealth of Virginia.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed on its behalf, and the Employee has duly executed this Amendment, all as of the date first above written.

                                   RICHFOOD HOLDINGS, INC.


                                   By: /s/ Albert F. Sloan
                                      -----------------------
                                   Albert F. Sloan
                                   Director and Chairman, Executive
                                   Compensation Committee

                                   EMPLOYEE:


                                   /s/ John E. Stokely
                                   --------------------------
                                   John E. Stokely